Value Driven Edison Electric Institute Conference Orlando, Florida November 5-6, 2007 John F. Young Executive Vice President & Chief Financial Officer Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk
Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s
Third Quarter 2007 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk
Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission by Exelon Corporation,
Exelon Generation Company, LLC, Commonwealth Edison Company, and PECO Energy Company
(Companies).  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.  None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the company. Please refer to the Appendix to the presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.

Agenda
Industry & Market Dynamics
PECO
ComEd
Exelon Generation
Exelon
Appendix
• O&M and Capital Expenditure Expectations
• Pennsylvania Legislative/Regulatory Snapshot
• ComEd Transmission Settlement and Distribution Case Summaries
• Generation Portfolio Characteristics and Hedging Targets
• Required Break-Even Cost by Technology (Illustrative)
• Nuclear Fleet Details
• Exelon and Climate Change
Today’s discussion will focus on Exelon’s five-year outlook

Energy dependency /
geopolitical concerns
Declining US reserve
margins
Environmental /
climate change
concerns
Continued strong
global growth in
energy consumption
Continued high fossil
fuel prices
Massive capital
investment
Increasing cost of
new build
Technology
improvements
Increasing heat rates
Increasing capacity
prices
With Numerous Forces Driving
the Industry…
Political /
regulatory
pressures
>80% EPS from unregulated
generation
Largest, lowest-cost nuclear fleet in
competitive markets
Complementary and flexible fossil
and hydro fleet
Executing regulatory recovery plan
at ComEd
Managing transition to competitive
markets in Pennsylvania
Increasingly strong cash flows and
balance sheet
Exelon Position
Macro Trends
Market Response

~75% EPS Growth
~315% TSR (1)
~65% EPS Growth (2)
Com Ed
PECO

PECO
ExGen
ComEd
PECO
ExGen
Operating EPS
(3)
:
$2.41
Operating EPS Guidance
(3)
:
$4.15 – $4.30
(1) Total Shareholder Return for the period 12/31/01 – 10/31/07.
(2) ~65% EPS growth assumes $10/tonne carbon and equates to ~10%+ CAGR; ~13%+ CAGR assuming $20/tonne carbon; 1 tonne = 2,205 lbs.
(3)  See Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
ExGen
ComEd
2002
2007
2012
…Exelon Is Uniquely Positioned for
Continued Strong Value Creation
~10%+ Compound Annual Growth Rate in EPS from 2007 to 2012

6

4.2
4.3
5.0
2.7
2.0
Competitive Transition Charge (CTC)
Rate Base (Transmission, Distribution & Gas)
PECO – Moving Forward
(1) Rate base details provided in Appendix.
(2) 2007 Operating Earnings Guidance; see Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(3) Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all of which are subject to uncertainties and should not be relied upon as a forecast of future results.
Transitioning through an orderly
structure to market-based rates
• Increasing CTC amortization
results in declining rate base
and net income through 2010
Working proactively with the Governor,
Legislature, and PAPUC for post-
transition rates and structure
Supporting plans to implement energy
efficiency and renewable programs
Preparing power procurement filing for
2008 to address post-transition plan
beginning in 2011
Net Income
ROE
Equity
$435 – $470M
Not applicable due to
transition rate structure
$360 – $400M
6.9
6.3
5.0
~$250 – $270M
~10 – 11%
~50%
2007 (Guidance) (2) 2008 (Preliminary) 2012 (Illustrative) (3)
PECO provides a predictable source of earnings to Exelon through the remainder of the transition period
Actively Engaged in Transition
Average Annual Rate Base
(1)
($ in Billions)

8

6.0
6.6
8.4
1.8
2.0
2.3
Transmission
Distribution
ComEd – Moving Forward
(1) 2007 Operating Earnings Guidance; see Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) Equity based on definition provided in most recent ICC distribution rate case order (book equity less goodwill). Projected book equity ratio in 2007 is 58%.
(3) Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all of which are subject to uncertainties and should not be relied upon as a forecast of future results.
(4) Assumes full $361M revenue increase granted in current distribution rate case.
Executing Regulatory
Recovery Plan
Net Income
ROE
Equity (2)
$220M – $260M (4) $130M – $165M
~5.5 – 6.5% ~3.8 – 4.8%
45% 44%
After 2007, ComEd’s earnings are expected to increase as regulatory lag is reduced over time through regular rate requests, putting ComEd on a path toward appropriate returns
Implementing progressive formula
transmission rate upon FERC
approval of settlement
Supporting recently filed
distribution rate case
Actively promoting/implementing
efficiency, renewable energy, and
demand-side management
programs
Studying innovative future test
year approach for distribution rate
filing in 2009
7.8
8.6
10.7
Average Annual Rate Base
($ in Billions)
~$490M – $530M
~10 – 11%
~45%
2007 (Guidance) (1) 2008 (Preliminary)
2012 (Illustrative) (3)

10

Average Capacity Factor
Large, low-cost, low-emissions,
exceptionally well-run nuclear fleet
Complementary and flexible fossil and
hydro fleet
Improving power market fundamentals
(commodity prices, heat rates, and
capacity values)
End of below-market contracts in
Pennsylvania beginning 2011
Potential carbon restrictions
Value Proposition
Exelon Generation
Continue to focus on operating excellence,
cost management, and market discipline
Support competitive markets
Pursue nuclear & hydro plant relicensing
and strategic investment in material
condition
Maintain industry-leading talent
Protect Value
Pursue nuclear plant uprates (~200MW by
2012) and investigate potential for more
Pursue nuclear Construction and
Operating License in Texas and Mountain
Creek expansion
Capture increased value of low-carbon
generation portfolio
Grow Value
Exelon Generation is the premier unregulated generation company – positioned to capture market opportunities and manage risk
z

1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Percent
EXC (17)
ETR (11)
PGN (5)
CEG (5)
SO (6)
FPL (6)
TVA (5)
DUK (7)
D (7)
Non-Fleet Operated (21)
NMC (6)
PEG (3)
FE (4)

World-Class Nuclear Operator
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Exelon Industry
Note: Exelon data prior to 2000 represent ComEd-only nuclear fleet.
Sources: Platt’s, Nuclear News, Nuclear Energy Institute and Energy Information Administration (Department of Energy).
65
70
75
80
85
90
95
100
Operator (# of Reactors)
Range 5-Year Average
EXC 93.2%
Average Capacity Factor
Range of Fleet 2-Yr Avg Capacity Factor (2002-2006)
Sustained production excellence

Exelon Generation

Reserve Margin

Henry Hub ($/MMBtu)

$ / kW

Increase in ExGen's Pre-tax Income ($M)
Increase in ATC Price ($/MWh)

-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
2007 2008 2009 2010 2011 2012
Reserve Margins Declining Natural Gas Prices Remaining High
PJM-West
PJM-East
NI-Hub
ERCOT
$5
$6
$7
$8
$9
$10
2008 2010 2012 2014 2016 2018 2020
NYMEX
Positively Exposed to Market Dynamics
Note:  Illustrative estimate. Overnight, all-in capital cost without interest during construction.
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
0 5 10 15 20 25 30 35 40 45
0
5
10
15
20
25
30
EIA Carbon Case
2010: $31/tonne
Europe Carbon-Trading
2012: $35.50/tonne
Carbon Credit ($/Tonne)
Carbon Legislation Progressing
Lieberman-Warner
Possible $20 to $40/tonne
Bingaman-Specter
2012: $12/tonne
Various
3rd
party
estimates
Construction Costs Escalating
Note: Refer to the Appendix for additional information.
New Generation Installed Cost
Combined Cycle
Gas Turbine
Coal Nuclear
0
500
1,000
1,500
2,000
2,500
3,000
2006 2007 2006 2007 2006 2007

Long-Run Marginal Cost of Electricity
IGCC – No CO2
Recapture
Pulverized Coal
CCGT
Nuclear
Excluding energy efficiency, nuclear is the least expensive
generation option in a carbon-constrained environment
CCGT = Combined Cycle Gas Turbine; IGCC = Integrated Gasification Combined Cycle
0
20
40
60
80
100
120
140
0 5 10 15 20 25 30 35 40 45 50
CO2 Price ($/Metric Ton)

Exelon Generation – Long-Term Value
Exelon Generation is poised for significant earnings growth driven by improving market fundamentals, the end of the Pennsylvania transition period, and carbon legislation
2007 Guidance (1)
2012 2008
(1) 2007 Operating Earnings Guidance; see Appendix for reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
$2,320M - $2,385M
2009 – 2012 Earnings Drivers
End of PECO PPA (2011+)
Carbon (2012+)
Market conditions
- Heat rate
- Capacity prices
- New build costs
Nuclear uprates
Higher O&M costs
Higher nuclear fuel costs
Higher interest and
depreciation expense
2008 Earnings Drivers
Market conditions
- Capacity prices
- Marginal losses
More nuclear outages
Higher nuclear fuel costs
Higher O&M costs
State Line buyout
Higher interest and
depreciation expense

125
127
129
131
133
135
137
139
141
143
145
2004 2005 2006 2007 2008 2009 2010 2011 2012
7
8
9
10
11
12
13
Based on the refueling cycle, we
will conduct 12 refueling outages
in 2008, versus 9 in 2007, and
10 to 11 in a typical year
Impact of Refueling Outages
Note:  Net nuclear generation data based on ownership interest; includes Salem.
18 or 24 months
Duration: ~24 days
Nuclear Refueling Cycle
2008 is an exception:
• Salem steam generator
replacement
• 3 more outages than 2007
• ~2,600 GWh less than 2007
$100-$110M negative after-tax
impact
2008 Refueling Outage Impact
Refueling Outage Duration
Nuclear Output
0
5
10
15
20
25
30
35
40
45
2000 2001 2002 2003 2004 2005 2006 Sept '07
YTD
Exelon
Industry
Actual
Target
Estimate

0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
2007 2008 2009 2010 2011 2012
Effectively Managing Nuclear Fuel Costs
Enrichment
38%
Fabrication
17%
Nuclear Waste
Fund
23%
Tax/Interest
2%
Conversion
3%
Uranium
17%
Components of Fuel Expense in 2007
0
200
400
600
800
1,000
1,200
1,400
2007 2008 2009 2010 2011 2012
Nuclear Fuel Expense (Amortization + Spent Fuel)
Nuclear Fuel Capex
Projected Total Nuclear Fuel Spend Projected Exelon Average Uranium Cost vs. Market
Projected Exelon Uranium Demand
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2007 2008 2009 2010 2011 2012
Exelon Average Reload Price Projected Market Price (Term)
Note: Excludes costs reimbursed under the settlement agreement with the DOE.
Market source: UxC composite forecasts.
Refer to Appendix for uranium price sensitivities.
2007 – 2011: 100% hedged in volume
2012: ~40% hedged in volume
All charts exclude Salem, except Projected Total Nuclear Fuel Spend.

2008 “Open” EBITDA
2008
EBITDA
2008
Open EBITDA
(No Carbon)
$ Millions
~$4,100
~$3,900
2007
EBITDA (2)
Un-hedged (“Open”) EBITDA plus upside from energy, capacity, and carbon drives
Exelon Generation’s value
(1) Un-hedged EBITDA assumes that existing hedges (including the PECO load, Illinois auction load, ComEd financial swap, and other sales) are priced at market prices as of 7/31/07.
(2) Refer to the Appendix for a reconciliation of Net Income to EBITDA.
(3) 1 tonne = 2,205 lbs.
~$5,350
Hedged – 2008 Un-Hedged – 2008
(1)
Hedged – 2007
169.20 Eastern MAAC Capacity Price ($/MW-day)
82.30 Rest-of-Market Capacity Price ($/MW-day)
5.6 NI-Hub Implied Heat Rate (mmBtu/MWh)
6.6 PJM W-Hub Implied Heat Rate (mmBtu/MWh)
47.00 NI-Hub ATC Price ($/MWh)
62.90 PJM W-Hub ATC Price ($/MWh)
8.50 Henry Hub Gas Price ($/mmBtu)
2008 Open EBITDA
(1)
Assumptions
~$1,000M + $10/Tonne Carbon Price
(3)
~$80M +/- $10/MW-Day Capacity Price
~$750M +/- 500 Btu/KWh ATC Heat Rate
~$560M +/- $1/mmBtu Gas Price
(Pre-Tax Impact)
2008 Open EBITDA
(1)
Sensitivities

19

Exelon’s Strategic Direction
Deliver superior operating
performance
Support competitive markets
Protect the value of our generation
Build healthy, self-sustaining
delivery companies
Take the organization to the next
level of performance
Advance an environmental strategy
that leverages our carbon position
Rigorously evaluate new growth
opportunities
Align our financial management
policies with the changing profile of
our company
+
Protect Today’s Value Grow Long-Term Value

Advancing Exelon’s Low-Carbon
Strategy
Advocating in favor of climate change legislation that is national, mandatory and economy-wide
Taking voluntary action to reduce our greenhouse gas (GHG)
emissions 8% by 2008
(1)
Continuing to invest in our low-carbon generation portfolio
Developing a comprehensive low-carbon energy strategy
• Expanding our low-carbon resources
• Providing customers with green products and services
• Being a model of green operations
(1) From 2001 levels

Potential Nuclear New Build
Intend to file Construction and Operating License (COL) for plant in
Texas by end of 2008
• Preserves option to participate in Energy Policy Act incentives
Texas is attractive market for new nuclear
• Growing demand for baseload power, robust market prices
• State and local support for new nuclear
• Existing Exelon presence in Texas
Exelon’s phased approach allows for go/no-go decisions at major funding/commitment milestones
Exelon’s conditions for new build remain unchanged: the economics must be right
Nuclear new build would capitalize on improving fundamentals, high gas prices, and Exelon’s core strength in nuclear operations

Disciplined Financial Management
In December 2006, the Exelon Board approved a new “Value
Return Policy”
The Policy:
• Established a base dividend at $1.76/share, growing modestly over time
• Returns excess cash and/or balance sheet capacity through share repurchases
Consistent with the Policy, we executed a $1.25 billion accelerated share repurchase agreement in September
We expect to ask the Exelon Board to consider a normal increase in the dividend for 2008 and to consider expanding the 2007 share repurchase program in the first quarter of 2008
Exelon has an increasingly strong balance sheet that will be deployed both to protect and grow shareholder value

2007 Exelon Investor Conference
Conference Topics
2008 earnings guidance by
operating company
2008 sources & uses of cash
Operational & regulatory
updates
Strategic outlook
The Waldorf Astoria
New York, NY
December 19
th
Conference Agenda
7:15 AM:  Registration & Breakfast
8:00 AM:  Conference Program

Exelon – Value Driven
Continued strong financial and operating performance
>80% EPS from unregulated generation
Largest, lowest-cost nuclear fleet in competitive markets
Executing regulatory recovery plan to put ComEd on a
path toward appropriate returns and solid credit metrics
Managing transition to competitive markets in
Pennsylvania
Increasingly strong cash flows and balance sheet
Implementing value return policy
With numerous forces driving the industry, Exelon is uniquely positioned for continued strong value creation

Exelon.

our vision

Exelon will be the best group of electric generation and electric and gas delivery companies in the United States – providing superior value for our customers, employees, investors and the communities we serve.

our goals

- Keep the lights on and the gas flowing
- Run the nuclear fleet at world-class levels
- Capitalize on environmental leadership and clean nuclear energy
- Create a challenging and rewarding workplace
- Enhance the value of our generation
- Build value through disciplined financial management

our values

Safety – for our employees, our customers and our communities

Integrity – the highest ethical standards in what we say and what we do

Diversity – in ethnicity, gender, experience and thought

Respect – trust and teamwork through open and honest communication

Accountability – for our commitments, actions and results

Continuous improvement – stretch goals and measured results

26

27 Appendix

Exelon
Exelon Generation
ComEd
An Exelon Company
PECO
An Exelon Company

’06 Earnings
(1)
:    $1,275M
’07E Earnings
(2)
:  $2,320 - $2,385M
’06 EPS
(1)
: $1.88
’07 EPS Guidance
(2)
: $3.45 - $3.55
Total Debt
(3)
: $1.8B
Credit Rating
(4)
: BBB+
The Exelon Companies
Nuclear, Fossil, Hydro & Renewable Generation
Power Marketing
‘06 Operating Earnings
(1)
:           $2.2B
‘07E Operating Earnings
(2)
:       $2.8 - $2.9B
‘07 EPS Guidance
(2)
:                   $4.15 - $4.30
Assets (12/31/06):                        $44.3B
Total Debt (12/31/06):                    $13.0B
Credit Rating
(4)
:                                   BBB
(1) 2006 Adjusted (Non-GAAP) Operating Earnings and Operating EPS.
(2) Estimated 2007 Adjusted (Non-GAAP) Operating Earnings and 2007 Operating Earnings Guidance per Exelon share.
(3) As of 12/31/06.
(4) Standard & Poor’s senior unsecured debt ratings for Exelon and Generation and senior secured debt ratings for ComEd and PECO as of 10/31/07.
Pennsylvania
Utility
Illinois
Utility
’06 Earnings
(1)
:    $528M $455M
’07E Earnings
(2)
:           $130 - $165M $435 - $470M
’06 EPS
(1)
: $0.78 $0.67
’07 EPS Guidance
(2)
: $0.20 - $0.25 $0.65 - $0.70
Total Debt
(3)
: $4.6B $4.2B
Credit Ratings
(4)
:                  BBB A

Exelon

Exelon Generation

ComEd An Exelon Company

PECO An Exelon Company

Multi-Regional, Diverse Company
Note: Megawatts based on Generation’s ownership as of
10/1/07, using annual mean ratings for nuclear units (excluding
Salem) and summer ratings for Salem and the fossil and hydro units; capacity excludes New Boston Unit 1 and State Line PPA.
Mid-Atlantic contracts include wind and cogeneration projects.
Midwest Capacity
Owned: 11,373 MW
Contracted: 4,271 MW
Total: 15,644 MW
ERCOT/South Capacity
Owned: 2,222 MW
Contracted: 2,917 MW
Total: 5,139 MW
New England Capacity
Owned: 181MW
Total Capacity
Owned: 24,746 MW
Contracted: 7,524 MW
Total: 32,270 MW
Electricity Customers: 1.6M
Gas Customers:  0.5M
Electricity Customers:  3.8M
Generating Plants
Nuclear
Hydro
Coal/Oil/Gas Base-load
Intermediate
Peaker
Mid-Atlantic Capacity
Owned: 10,970 MW
Contracted: 336 MW
Total: 11,306 MW

YTD ‘07 Highlights
• Solid financial operating EPS results
- Higher generation margins
- Favorable weather
- Strong nuclear performance
• Illinois settlement
• Value return plan implementation
• ComEd regulatory recovery plan execution
Strong Financial Performance
Year-to-Date EPS Results
$3.26 $2.53 Weather Normalized
(2)
$3.31 $2.50 Operating
Adjusted (non-GAAP) EPS
(1)
Sep-07 Sep-06
Operating EPS
$4.15 - $4.30
(1) Refer to reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(2) Excludes $0.03 per share unfavorable impact versus normal in 2006 and $0.05 per share favorable impact versus normal in 2007, based on Exelon models.
(3) Operating EPS growth rate through 2007 calculated using midpoint of 2007 Operating
EPS guidance range.
YTD 2007 weather-normalized operating earnings are 29% higher than 2006
$3.22
$3.10
$2.78
$2.61
$2.41
$2.24
$1.93
2000 2001 2002 2003 2004 2005 2006 2007E

Illinois Settlement
• Continued ComEd membership in PJM
• Competitive procurement for supply
• Filed competitive declaration for 100 - 400 kW customers
• Statute mandates cost recovery for purchased power
• Reduced uncertainty around conditions for ICC approval
for strategic transactions such as reorganizations or
mergers
• Immediate rate relief for customers
• Provisions to help stabilize rates
• Energy efficiency and demand response programs and
renewable portfolio standards
• Eliminated the IL Attorney General’s challenges to the
2006 auction
• Financial swap at market prices
• No generation tax
Customer Focused
Protects Value of
Generation
Protects Competitive
Markets
Provides Strategic
Flexibility

Exelon

Exelon Generation

ComEd An Exelon Company

PECO An Exelon Company

Exelon Generation

ComEd An Exelon Company

PECO An Exelon Company

O&M and CapEx Expectations
Exelon
(1)
NM
(2)
1-2% 3-4% NM
(2)
~15% 2008-2012 CAGR
$3,110 $390 $1,000 $870 $730 2008E
$2,740 $350 $1,060 $720 $580 2007E
Other
Nuclear
Fuel
Capital
2-3% 2-3% 2-3% 2-3% 2008-2012 CAGR
$4,240 $650 $1,010 $2,620 2008E
$4,090 $620 $1,030 $2,450 2007E
Exelon
(1)
O&M
Note:  Reflects operating O&M data and excludes Decommissioning Trust Fund impact.
(1)  Includes eliminations and other corporate entities.
(2)  Due to varying capital investment for the period 2008-2012, the CAGR is not meaningful.
($ in Millions)

Industry Is Facing a Capital
Investment Challenge
Source: Cambridge Energy Research Associates
~$750B
Generation for 230+ GWs
Transmission
Distribution
$50B Conservation & Energy Efficiency
$50B (excl. Carbon) Environmental Retrofits
$300B
$350B
$150B
~$900B
Current Industry Market Cap ($B)
Investment required over the next 15 years exceeds the current market capitalization of the entire electric industry
CapEx Spend Next 15 Years ($B)

Ability to Fund Major Investment
Cost as % of
Market Cap
Market Cap
(1)
($B)
1.2 247 BP
1.1 278 Royal Dutch Shell
0.6 510 Exxon Mobil
15.0 20
“Average” Investor Owned Utility
(excl. Exelon)
10.7 28 3
rd
Largest Investor Owned Utility
9.4 32 2
nd
Largest Investor Owned Utility
5.5 55 Exelon
$3B Power Plant
(2)
$3B Deep Water
Drilling Platform
(1) Market Cap as of 10/31/07.
(2) Represents approximate equity investment after taking into account government loan guarantees; includes cost escalation and interest during construction.
Large and strong balance sheets will be required for the utility and generation infrastructure investment that must occur

35

PECO Average Electric Rates
(1) System Average Rates based upon Restructuring Settlement Rate Caps on Energy and Capacity increased from original settlement by 1.6% to reflect the roll-in of increased Gross Receipts Tax and $0.02/kWh for Universal Service Fund Charge and Nuclear Decommissioning Cost Adjustment. System Average Rates also adjusted for sales mix based on current sales forecast. Assumes continuation of current Transmission and Distribution Rates.
(2) Energy/Capacity Price is an average of the results for residential (10.51¢/kWh) and small commercial customers (10.58¢/kWh) from the second round of PPL Auction held 10/07.  Assumes continuation of current Transmission and Distribution Rates.
2011 2008 – 2010
Energy / Capacity
Competitive Transition
Charge (CTC)
Transmission
Distribution
11.52¢ (1)
Unit Rates (¢/kWh)
+18%
13.65¢ (2)
CTC terminates at year-end 2010
Energy / Capacity price expected
to increase; price will reflect
associated full requirements costs
Using latest PPL auction for
2010 as a proxy (10.5¢/kWh)
results in a system average
rate increase of ~18%
PECO’s 2011 full requirements
price expected to differ from PPL
due, in part, to the timing of the
procurement and locational
differences
Rates will vary by customer class
and will depend on legislation and
approved procurement model
Electric
Restructuring
Settlement
Projected Rate Increase
Based on PPL Auction
Results (IIIustrative)
Post Transition
2.63 2.63
0.48 0.48
2.41
6.00
10.54

PECO Average Annual Rate Base
2.6
2.7
2.9
3.0
3.1
3.3
2.7
2.0
1.3
1.1
1.1
1.1
1.1
1.2
1.2
0.6
0.6
0.6
0.5
0.5
0.5
0.5
2007E 2008E 2009E 2010E 2011E 2012E
Gas
CTC
Electric Transmission
Electric Distribution
6.9
6.3
5.8
5.2
4.9
5.0
($ in Billions)

Pennsylvania Snapshot
Governor Rendell proposed an Energy Independence
Strategy (EIS) in February 2007
Aimed at reducing energy costs, increasing clean
energy sources, reducing reliance on foreign fuels
and expanding energy production in PA
Funded through a systems benefit charge
Special legislation session on Energy Policy began
September 17th
Runs through mid-December
Current State of Play
Legislators concerned with cost of funding Governor's
initiatives, no new taxes
Rate freeze and/or generation tax legislation being
considered
Industry coalition working together to develop a
comprehensive package
Position of Stakeholders
Stakeholder outreach
Working with industry coalition
Negotiating legislative proposals with
Administration and legislative leadership
Smart meters and real time pricing
Energy efficiency and demand side
management programs
Procurement
Contracts for large industrials
Utilities owning generation
Rate increase deferral/phase-in
Participating directly or through industry
associations in legislative hearings and
informational meetings
Evaluating alternative proposals
PECO Actions

Key Themes of Legislative Proposals
Competitive procurement process utilizing auctions, RFPs, spot purchases and bilateral contracts
Full and current cost recovery for default service provider (DSP)
DSP must offer residential and small commercial customers a rate that changes no more frequently than annually with reconciliation for under or over-recovery
Must file a rate phase-in plan for all customers with the option to phase-in rate increase if class average total rate increases by more than 15%
Phase-in plans are to be opt-in for customer, provide utility with full recovery of carrying costs with return on deferred balance
Securitization of deferred balance and carrying charges authorized
Utility may propose an early phase-in plan
Energy efficiency goal of usage reduction of 2% by 2013
Peak demand reduction goal of 3% by 2012
Utilities may file for cost recovery
Full deployment of smart meters within 6-10 years
Full recovery for net costs of smart meter deployment through base rates or on full and current basis through automatic recovery mechanism
Must submit a time-of-use rate plan with voluntary customer participation by the end of rate cap period
Procurement
Smart Meters
Rate Phase-in
Program
Demand Side
Response & Energy
Efficiency (DSR/EE)

40

41 41
ComEd Transmission Case Settlement
(1)
($ in millions)
FERC Filing
3/1/07
Preliminary Order
6/5/07
Settlement Filing
10/5/07
(1)
Total Revenue Requirement (in year 1)
(2)
$415 $387 $364
Revenue Requirement increase (in year 1) $146 $116
(3)
$93
Rate Base (in year 1) $1,826 $1,744 $1,672
(4)
Common Equity Ratio 58% 58% 58%
(5)
Return on Equity (ROE)
(6)
12.20%
11.70% + 0.50% RTO adder
12.20%
11.70% + 0.50% RTO adder
11.50%
11.0% + 0.50% RTO adder
Return on Rate Base (ROR) 9.87% 9.87% 9.40%
(1) Subject to final FERC approval.
(2) Included a request for project incentives of $16 million.
(3) Rates effective 5/1/07, subject to refund.
(4) Excludes pension asset; 6.51% debt return allowed in operating expenses.
(5) Equity cap of 58% for 2 years, declining to 55% by 2011.
(6) ROE is fixed and not subject to annual updating.
RTO = Regional Transmission Organization
(Docket Nos. ER07-583-000 & EL07-41-000)
Rate settlement establishes reasonable framework for timely recovery of transmission investment on an annual basis through formula rates

42 42
Formula Transmission Rate Annual
Update Process
(1)
Annual filing by May 15
th
will update the current year revenue
requirement and true-up prior year to actual:
Update current year
Estimate current year revenue requirement using updated costs based on prior year actual data per FERC Form 1 plus projected plant additions for the current calendar year
True-up prior year
Perform a true-up of the prior year’s rates by comparing prior year actual data per FERC Form 1 to the estimate used for that year; over/under-recoveries for the prior year are collected in the current year
Rates take effect on June 1
st
Interested parties have 180 days to submit information requests and raise concerns; unresolved concerns go before FERC for resolution
(1) Subject to final FERC approval.
The combination of annual updating and true-up virtually eliminates regulatory lag

ComEd Delivery Service
Rate Case Filing
$361
(6)
Total ($2,049 revenue requirement)
$(51) Other adjustments
(5)
$48 O&M expenses
$99 Administrative & General expenses
(4)
$50
Capital Structure
(3)
: ROE - 10.75% /
Common Equity - 45.11% / ROR - 8.55%
$215
(2)
Rate Base: $7,071
(1)
Requested Revenue
Requirement Increase
($ in millions)
(1) Based on 2006 test year, including pro forma capital additions through 3Q 2008; represents a $1,550 million increase from 2006 ICC order.
(2) Includes increased depreciation expense associated with capital additions.
(3) Requested cap structure does not include goodwill; ICC docket 05-0597 allowed 10.045% ROE, 42.86% equity ratio and 8.01% ROR (return on rate base).
(4) Primarily includes increases in pension and other post-retirement benefits costs and effects of a reclassification of rental revenue of $20 million, which is offset in
“Other adjustments”.
(5) Includes taxes other than income, regulatory expenses, and reductions for other revenues and load growth.
(6) Or approximately $359 million adjusted for normal weather.
Revenue increase needed to recover significant distribution system investment and represents an important step in ComEd’sregulatory recovery plan

ComEd Delivery Service
Rate Case Filing – Tentative Schedule
Filed – October 17, 2007
Rebuttal Testimony – February 2008
Hearings – May 2008
Administrative Law Judge (ALJ) Order – July 2008
Final Order Expected – September 2008
Note:  Dates are based on typical approach to rate cases but the Illinois Commerce Commission (ICC) will set the actual schedule.

Financial Swap Agreement
3,000 $53.48 January 1, 2013 - May 31, 2013
3,000 $52.37 January 1, 2012 - December 31, 2012
3,000 $51.26 January 1, 2011 - December 31, 2011
3,000 $50.15 June 1, 2010 - December 31, 2010
2,000 $50.15 January 1, 2010 - May 31, 2010
2,000 $49.04 June 1, 2009 - December 31, 2009
1,000 $49.04 January 1, 2009 - May 31, 2009
1,000 $47.93 June 1, 2008 - December 31, 2008
Notional Quantity (MW) Fixed Price ($/MWH) Portion of Term
• Financial Swap Agreement between ComEd and Exelon Generation promotes price stability for residential and small business customers
• Designed to dovetail with ComEd’s remaining auction contracts for energy, increasing in volume as the auction contracts expire
– Will cover about 60% of the energy that ComEd’s residential and small business customers use
• Includes ATC baseload energy only
– Does not include capacity, ancillary services or congestion

46

Market Price Sensitivities
~$80M +/- 500 Btu/KWh ATC Heat Rate
~$10M +/- $1/mmBtu Gas Price
(Pre-Tax Impact)
2008 EBITDA Sensitivities
($80M) ($40M) ($20M) ($5M) -
Expense (Pre-Tax Impact)
($335M) ($160M) ($100M) ($60M) - Capital Expenditures
2012 2011 2010 2009 2008 - $50/lb
$40M $15M $10M $5M -
Expense (Pre-Tax Impact)
$280M $85M $30M $20M - Capital Expenditures
2012 2011 2010 2009 2008 + $50/lb
(1) Excludes Salem.
Uranium Sensitivity
(1)

Total Portfolio Characteristics
40,900
41,100
23,300
23,100
5,100
126,500 120,000
0
50,000
100,000
150,000
200,000
250,000
2007 2008
Actual Hedges & Open Position
ComEd Swap
IL Auction
PECO Load
189,300
190,700
140,700
138,100
31,600
33,800
18,400
17,400
0
50,000
100,000
150,000
200,000
250,000
2007 2008
Forward / Spot Purchases
Fossil & Hydro
Nuclear
189,300
190,700
Expected Total Supply (GWh) Expected Total Sales (GWh)
The value of our portfolio resides in our nuclear fleet

Hedging Targets
Target Ranges
50% - 70% 70% - 90% 90% - 98%
Above the
range*
Current Position
Upper end
of range
Midpoint of
range
(1) Percent financially hedged is our estimate of the gross margin that is not at risk due to a market price drop and assuming normal generation operating conditions.
The formula is: gross margin at the
5th
percentile / expected gross margin.
Power Team employs commodity hedging
strategies to optimize Exelon Generation’s
earnings:
Maintain length for opportunistic sales
Use cross commodity option strategies to
enhance hedge activities
Time hedging around view of market
fundamentals
Supplement portfolio with load following
products
Use physical and financial fuel products to
manage variability in fossil generation output
Financial Hedging Range
(1)
* Due to ComEd financial swap
Flexibility in our targeted financial hedge ranges allows us to be opportunistic while mitigating downside risk
Prompt Year
(2008)
Second Year
(2009)
Third Year
(2010)

Financial Swap Agreement
3,000 $53.48 January 1, 2013 - May 31, 2013
3,000 $52.37 January 1, 2012 - December 31, 2012
3,000 $51.26 January 1, 2011 - December 31, 2011
3,000 $50.15 June 1, 2010 - December 31, 2010
2,000 $50.15 January 1, 2010 - May 31, 2010
2,000 $49.04 June 1, 2009 - December 31, 2009
1,000 $49.04 January 1, 2009 - May 31, 2009
1,000 $47.93 June 1, 2008 - December 31, 2008
Notional Quantity (MW) Fixed Price ($/MWH) Portion of Term
• Market-based contract for ATC baseload energy only
– Does not include capacity, ancillary services or congestion
• Preserves competitive markets
• Fits with Exelon Generation’s hedging policy and strategy
• Small portion of Exelon Generation’s supply

Reliability Pricing Model Auction
40.80
197.67
111.92
148.80
102.04
191.32 191.32
Rest of Market Eastern MAAC                                     MAAC + APS
2007/2008
2008/2009
2009/2010
0 1,500 MW N/A N/A N/A N/A
MAAC + APS (7)
9,750 - 9,950 MW (3) 9,500 MW 9,550 - 9,850 MW (3) 9,500 MW 9,500 - 9,800 MW (3) 9,500 MW
Eastern MAAC
4,750 - 4,950 MW (6) 12,700 MW 6,600 - 6,800 MW 14,500 MW (5) 6,600 - 6,800 MW 16,000 MW (4)
Rest of Market
Obligation Capacity (2) Obligation Capacity (2) Obligation Capacity (2)
2009 / 2010 2008 / 2009 2007 / 2008
Exelon Generation Participation within PJM Reliability Pricing Model (1)
(6) In 09/10, obligation is reduced due to roll-off of part of ComEd auction load obligation in May 2009. (3)  EMAAC obligation consists of load from PECO and BGS commitments.
(7) MAAC = Mid-Atlantic Area Council; APS = Allegheny Power System.
(5) 08/09 Capacity supply decreased due to roll-off of several purchase power agreements (PPAs).
(4) Removing State Line from the supply in October 2007 reduces this by 515 MW.
(2)  All capacity values are in installed capacity terms (summer ratings).
(1)  All values are approximate and not inclusive of wholesale transactions.
PJM RPM Auction Results ($/MW-day)

Increase in ExGen's Pre-tax Income ($ Millions)
Increase in ATC Price ($/MWh)

0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
0 5 10 15 20 25 30 35 40 45
0
5
10
15
20
25
30
Carbon Value
Midwest
• ~90,000 GWhs in Midwest nuclear
portfolio
• ~55% of time coal on the margin
• ~40% of time gas on the margin
Mid-Atlantic
• ~50,000 GWhs in Mid-Atlantic
nuclear portfolio
• ~45% of time coal on the margin
• ~50% of time gas on the margin
Assumes Open Position
(1)
Carbon Credit ($/Tonne)
(1) Carbon sensitivity excludes ComEd SWAP and upside of Kincaid/Elwood due to contract expiration in 2012.  Assumes below $45/tonne carbon cost, no carbon reduction technology (e.g., sequestration) is economical.
(2) As of 10/31/07.
(3) The EIA Carbon Stabilization Case (Case 4) dated March 2006, EIA report number SR/OIAF/2006-1.
(4) Low Carbon Economy Act initial “Technology Accelerator Payment” (TAP) price in 2012. Allowance price increases at 5% above the rate of inflation thereafter.
Carbon Value
Climate change legislation is expected to drive substantial gross margin expansion at Exelon Generation
Europe Carbon Trading
2012: $35.50/tonne (2)
Bingaman-Specter (4)
2012: $12/tonne
EIA Carbon Case (3)
2010: $31/tonne
Lieberman-Warner
Possible $20 to $40/tonne

Required Break-Even Cost
by Technology (Illustrative)
0
20
40
60
80
100
Nuclear Coal Integrated Gasification
Combined Cycle
Combined Cycle Gas Turbine
In 2008$
CO2 @
$10/tonne
Fixed / Variable
Cost Recovery
Note: See following page for assumptions. Break-even price determined by using mid-point of capital cost.
(1) 2008 ERCOT Forward Price = $64.00/MWh ATC as of 10/31/07.
2008 ERCOT Forward Price
(1)

Required Break-Even Cost
by Technology – Illustrative Assumptions
Combined Cycle
Gas Turbine
(CCGT)
Integrated
Gasification
Combined Cycle
(IGCC)
Coal
(Pulverized)
Nuclear
(Dual-Unit) Assumption
Construction time (years)
Permitting time (years)
CO2 - $/tonne
2008 Market fuel cost
(held flat for fossil fuels)
Fuel type
Range of all-in capital cost ($/kw)
(overnight, without interest during construction)
Capacity net MWe
10 10 10 N/A
$7.68/ MMBtu $2.22/ MMBtu $2.22/MMBtu $10.00/MWh
2 3 2 3
2 4 3 5
Gas Coal Coal Nuclear
800 – 1,200 2,800 – 3,000 2,100 – 2,400 2,800 – 3,400
500 500 500 3,000
Global Assumptions:
In 2008$; 40-year life assumed; 9-12% after-tax weighted avg. cost of capital; 32% effective tax rate; ~1%-3% cost escalation.
Fuel assumptions are PRB (coal) and Houston Ship Channel (gas).

Exelon Nuclear Fleet Overview
2011
42.6% Exelon, 56.4%
PSEG
2016, 2020 969
(1)
W PWR 2 Salem, NJ
Life of plant capacity 100% AmerGen
2014; renewal to
be filed 2008
837 B&W PWR 1 TMI-1, PA
Dry cask 100% AmerGen
2009; renewal filed
2005
625 GE BWR 1 Oyster Creek, NJ
Dry cask
50% Exelon, 50%
PSEG
Renewed: 2033,
2034
1135
(1)
GE BWR 2 Peach Bottom, PA
Dry cask
75% Exelon, 25% Mid-
American Holdings
Renewed: 2032 1303
(1)
GE BWR 2 Quad Cities, IL
Dry cask 100%
Renewed: 2029,
2031
871, 871 GE BWR 2 Dresden, IL
2012 100% 2022, 2023 1138, 1150 GE BWR 2 LaSalle, IL
Dry cask in process 100% 2024, 2029 1151, 1151 GE BWR 2 Limerick, PA
Re-rack completed
2011
2013
Spent Fuel Storage/
Date to lose full core
discharge capacity
GE
W
W
Vendor
BWR
PWR
PWR
Type
1
2
2
Units
100% AmerGen 2026 1048 Clinton, IL
100% 2024, 2026 1183, 1153 Byron, IL
100% 2026, 2027 1194, 1166 Braidwood, IL
Ownership
License
Expiration /
Status
Net Annual
Mean Rating
MW Plant, Location
Fleet also includes 4 shutdown units:  Peach Bottom 1, Dresden 1, Zion 1 & 2.
(1) Capacity based on ownership interest.

Energy Policy Act – Nuclear Incentives
$18 per MWh, 8 year PTC for
first 6,000 MWe of new capacity
Cap of $125M per 1,000 MWe of
capacity per year
Protects against a decrease in
market prices and revenues
earned
Benefit will be allocated/ prorated
among those who:
• File COL by year-end 2008
• Begin construction (first
safety-related concrete) by
1/1/2014
• Place unit into service by
1/1/2021
Production Tax Credit (PTC)
Results in ability to obtain
non-recourse project
financing
Up to 80% of the project
cost, repayment within 30
years or 90% of the project
life
Timing of application subject
to DOE solicitations for
projects
Loan guarantee volume
dependent upon
congressional appropriations
action
Government Loan
Guarantee
“Insurance” protecting against
regulatory delays in
commissioning a completed
plant
• First two reactors would
receive immediate “standby
interest coverage” including
replacement power up to
$500M
• The next four reactors
would be covered up to
$250M after six months of
delay
Regulatory Delay “Backstop”
Energy Policy Act provides financial incentives and reduced risk by way of production tax credits and loan guarantees

Announced Nuclear Projects
Announced intent Greenfield San Joaquin Valley  CA EPR 1 Fresno Nuclear Energy
Announced intent Greenfield Bruneau ID EPR 1 Alternative Energy Hldings
Letter of intent Operating Turkey Pt   FL TBD TBD FPL
Letter of intent Operating Susquehanna  PA EPR 1 PPL
Letter of intent Operating Fermi  MI TBD 1 DTE Energy
Letter of intent Greenfield Victoria or Matagorda TX TBD TBD Exelon
Letter of intent Operating Comanche Peak TX APWR 2 TXU
Letter of intent Operating Callaway  MO EPR 1 Unistar/Ameren
Letter of intent Operating Nine Mile Pt  NY EPR 1 Unistar
COL submitted Sept 2007 Operating South Texas Project  TX ABWR 2 NRG Energy
Letter of intent Greenfield Amarillo  TX EPR 2 Amarillo Power
COL Jan 2008 Operating Harris  NC AP1000 2 Progress
COL 2008 Operating Vogtle GA AP1000 2 Southern
COL May 2008 Operating River Bend  LA ESBWR 1 Entergy
Letter of intent Characterized Lee  SC AP1000 2 Duke
COL July 2008 Greenfield Levy Co.  FL AP1000 2 Progress
Letter of intent Operating Summer  SC AP1000 2 South Carolina E&G
ESP approved; COL February 2008 Operating Grand Gulf  MS ESBWR 1 Entergy/NuStart
COL submitted Oct 2007.  Reference plant for AP1000 Characterized Bellefonte  AL AP1000 2 TVA/NuStart
Reference plant for ESBWR COL application; planned for 2007 Operating North Anna  VA ESBWR 1 Dominion
Partial COL submitted; remainder expected in 2007 Operating Calvert Cliffs  MD EPR 1 Unistar
Status Type of site Site Technology Units Applicant
21 projects totaling ~39,000 MWs have been announced

Exelon.
Generation

				✓ ✓ ✓
				✓ ✓ ✓ ✓ ✓
				✓ ✓ ✓ ✓
				✓
				✓

Advanced Nuclear Designs – U.S. Market
Luminant (formerly TXU) Will apply for design
certification in 2008
1700 MW Mitsubishi APWR
(Advanced PWR)
NRG Evolutionary improvement
from current BWR.  Design
certification in 1997.  In
operation in Japan since 1996.
1350 MW GE-Hitachi ABWR
(Advanced BWR)
UniStar
PPL
Ameren
Alternate Energy Holdings
Design certification to be filed
1Q 2008.  AREVA in UniStar
joint venture with Constellation
to deploy EPR in US.  Under
construction in Finland, France
1600 MW AREVA EPR
(Evolutionary PWR)
TVA/NuStart
SCE&G
Progress
Duke
Southern
PWR, passive safety features,
Design certification received
December 2005
1150 MW Westinghouse AP1000
(Advanced Passive
1000)
Dominion
Entergy/NuStart at Grand Gulf
Entergy at River Bend
Passive safety features,
simplified from ABWR design.
NRC design certification
expected 2010
1500 MW GE-Hitachi ESBWR
(Economic
Simplified Boiling
Water Reactor)
Selected in US by: Status Capacity Vendor Reactor
Sources:  World Nuclear Association; Nuclear Fuel Cycle Monitor, September 17, 2007.

0 1 2 3 4 5 6 7 8 9 10
Building a new nuclear plant is not a one-step process or
decision:  It is a sequence of 3 successive decisions
Years (estimates)
1
2
3
First Decision: File an application for a COL
Second Decision: Procure major long-lead
procurement components and commodities
Third Decision: Proceed
with construction
Source: Exelon estimates.
Roadmap to Nuclear Commercial
Operation

Exelon Generation

$ / lb
9/1/02
1/1/03
5/1/03
9/1/03
1/1/04
5/1/04
9/1/04
1/1/05
5/1/05
9/1/05
1/1/06
5/1/06
9/1/06
1/1/07
5/1/07
9/1/07

$ / lb
4/13/07
4/27/07
5/11/07
5/25/07
6/8/07
6/22/07
7/6/07
7/20/07
8/3/07
8/17/07
8/31/07
9/14/07
9/28/07
10/12/07
10/26/07

0
20
40
60
80
100
120
140
160
Uranium Price Volatility
0
20
40
60
80
100
120
140
160
Spring 2003
McArthur River
flood
December 2003
GNSS/Tenex
termination;
ConverDyn UF6 release
and shutdown
Early 2004
ERA / Ranger
water problems
Early 2006
First Cigar Lake flood;
Cyclone Monica halts
ERA /  Ranger
operations for
approximately two
weeks
October 2006
Second Cigar
Lake flood
March 2007
ERA / Ranger flooding
(cyclone George)
Long-term Uranium Price Trend Seven-Month Uranium Price Trend
Long-term equilibrium price expected to be $40-$60/lb

Current Market Prices
1. 2004, 2005 and 2006 are actual settled prices.
2. Real Time LMP (Locational Marginal Price).
3. Next day over-the-counter market.
4. Average NYMEX settled prices.
5. 2007 information is a combination of actual prices through 10/31/07 and market prices for the balance of the year.
6. 2008 and 2009 are forward market prices as of 10/31/07.
PRICES (as of October 31, 2007)
Units
2004 2005 2006
1
2007
5
2008
6
2009
6
PJM West-Hub ATC ($/MWh) 42.35 60.92 51.07
2
59.56 65.94 68.01
PJM NI-Hub ATC ($/MWh) 30.15 46.39 41.42 45.77 50.17 51.55
NEPOOL MASS Hub ATC ($/MWh)
52.13 76.65 59.68
65.61 77.03 78.98
ERCOT North On-Peak ($/MWh)
49.53 76.90 60.87
3
60.08 74.76 78.95
Henry Hub Natural Gas ($/MMBTU) 5.85 8.85
4
6.74
4
7.07 8.48 8.69
WTI Crude Oil ($/bbl) 41.48
4
56.62
4
66.38
4
69.67 88.79 83.19
PRB 8800 ($/Ton) 5.97 8.06 13.04 9.70 11.50 12.30
NAPP 3.0 ($/Ton) 60.25 52.42 43.87 47.97 54.50 53.50
ATC HEAT RATES (as of October 31, 2007)
PJM West-Hub / Tetco M3 (MMBTU/MWh) 6.40 6.30 6.98 7.56 7.01 7.04
PJM NI-Hub / Chicago City Gate (MMBTU/MWh) 5.52 5.52 6.32 6.55 5.94 5.91
ERCOT North / Houston Ship Channel (MMBTU/MWh) 7.53 8.21 8.28 7.73 7.83 7.92
4
3
2
2
2
1 1
2
2
3
2
2
2

Exelon Generation

$ / MMBtu

$ / MWhr

MMBtu / MWhr

MMBtu / MWhr

62 62
7.1
7.2
7.3
7.4
7.5
7.6
7.7
7.8
7.9
8
8.1
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07 9/2/07 10/2/07
55
60
65
70
75
80
85
90
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07 9/2/07 10/2/07
7.4
7.6
7.8
8
8.2
8.4
8.6
8.8
9
9.2
9.4
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07 9/2/07 10/2/07
Market Price Snapshot
As of October 31, 2007. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Natural Gas
PJM-West and NI-Hub On-Peak  Forward Prices
PJM-West On-Peak Implied Heat Rate NI-Hub On-Peak Implied Heat Rate
8.84
9.04
9.24
9.44
9.64
9.84
10.04
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07 9/2/07 10/2/07
2008
2009
2009
2008
2008 PJM-West
2009 PJM-West
2009 Ni-Hub
2008 Ni-Hub
2008
2009

63 63
25
27
29
31
33
35
37
39
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07 9/2/07 10/2/07
40
42
44
46
48
50
52
54
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07 9/2/07 10/2/07
40
42
44
46
48
50
52
54
56
58
60
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07 9/2/07 10/2/07
50
52
54
56
58
60
62
64
66
68
70
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07 9/2/07 10/2/07
Market Price Snapshot
As of October 31, 2007. Source: OTC quotes and electronic trading system. Quotes are daily.
PJM-West ATC Forward Prices
2008
2009
PJM-West Wrap Forward Prices
2008
2009
NI-Hub ATC Forward Prices
NI-Hub Wrap Forward Prices
2009
2008
2009
2008

Exelon Generation

$ / MMBtu

$ / MWhr

MMBtu / MWhr

$ / MWhr

64 64
49
51
53
55
57
59
61
63
65
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07 9/2/07 10/2/07
7.7
7.8
7.9
8
8.1
8.2
8.3
8.4
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07 9/2/07 10/2/07
58
60
62
64
66
68
70
72
74
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07 9/2/07 10/2/07
7
7.5
8
8.5
9
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07 9/2/07 10/2/07
Market Price Snapshot
2008
2009
2009
2008
2008
2009
As of October 31, 2007. Source: OTC quotes and electronic trading system. Quotes are daily.
2008
2009
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North ATC Forward Prices
ERCOT North ATC v. Houston Ship Channel
Implied Heat Rate
ERCOT North Wrap Forward Prices

65 65

67
69
71
73
75
77
79
81
83
85
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07 9/2/07 10/2/07
Market Price Snapshot
ERCOT North On-Peak Forward Prices
2008
2009
As of October 31, 2007. Source: OTC quotes and electronic trading system. Quotes are daily.

66 Exelon – Climate Change

Exelon.

- ✓ Dow Jones Sustainability Indexes Member 2007/08
- ✓
- ✓
- ✓
- ✓

Recognized Environmental Leadership
Named to the 2006/2007 and 2007/2008 Dow Jones
Sustainability North America Index
Named to Climate Disclosure Leadership Index of the Carbon
Disclosure Project in 2005, 2006 and 2007
Signatory to the Global Roundtable on Climate Change and the
Ceres/Investor Network on Climate Risk statements
Member of the United States Climate Action Partnership (USCAP)
Corporate headquarters awarded Leadership in Energy and
Environmental Design (LEED
®
) Platinum Commercial Interiors
certification by the U.S. Green Building Council

Exelon.

ComEd.
An Exelon Company

PECO.
An Exelon Company

Exelon.
Generation

Exelon’s Climate Actions
Achieved SF6 leak rate of under 10% for 2006
Provides customer-based energy-efficiency
programs (compact fluorescent light bulbs, demand
response programs) – will ramp up to one of the
country’s leading programs in four years
ComEd is the largest private user of biodiesel in
Illinois thereby helping to create a healthy
biodiesel market
First utility in PA to file to meet Tier 1
requirements under Alternative Energy Portfolio
Standards (AEPS)
Achieved SF6 leak rate of under 10% for 2006
Supporting implementation of smart meters
system-wide and time-of-use programs
Nation’s largest low-carbon generation
Retired older, inefficient plant
Invested in landfill gas power generation
expansion
Committed to going beyond world-class nuclear performance and compliance with regulations, Exelon is taking voluntary action to address climate change
Largest marketer of wind power east of the
Mississippi River
Signed 20-year deal to purchase output from
largest solar photovoltaic installation in PJM
region

Exelon and Federal Climate
Change Legislation
Actively involved in the climate debate in Washington, D.C.
Lobbying in favor of enacting legislation that is national,
mandatory
and economy-wide
Favors a cap-and-trade system over a carbon tax
Believes that any allocation scheme should include allowances for distribution companies to help offset the cost of carbon for the end-user
To limit near-term economic impacts, supports a “safety valve” for cost of carbon that needs to increase over time

Emissions (MMt CO2e)
PEW CENTER ON Global CLIMATE CHANGE

Reduction Goals
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
1990 1995 2000 2005 2010 2015 2020 2025 2030 2035 2040 2045 2050
Historical U.S. emissions (EPA, 1990-2005)
Business-as-usual projection (AEO2007)
Sanders-Boxer / Waxman
Kerry-Snowe
McCain-Lieberman
Bingaman-Specter assuming "safety valve" not hit
Lieberman-Warner draft principles
Olver-Gilchrest
Bingaman-Specter assumes multiple low-carbon
policies, including:
• Car & light truck fuel economy of 41 mpg by 2027
• Federal RPS of 15% by 2020
• Optimistic assumptions about new technologies
coming online
Under these policies, the safety valve is not triggered.
Without these policies the safety valve is expected to
be reached in the early years and the target will be
exceeded. The program ends in 2030 unless the
President sets additional long-term targets.
Comparison of Economy-wide Cap-and-Trade Emissions Targets
Includes Legislation Introduced in the 110th Congress as of September 2007

U.S. Electric Sector
CO_2 Emissions (million metric tons)

CO2 Reductions Demand Multiple
Generation Technologies
Source:  Electric Power Research Institute
EIA Base Case 2007
The technical potential exists
for the U.S. electricity sector
to significantly reduce CO2
emissions over the coming
decades
No one technology will be a
silver bullet – a portfolio of
technologies will be needed
Much of the needed
technology is not available
yet – substantial R&D and
demonstration are required
To stabilize emissions at 1990 levels, multiple technologies and intensive R&D will be required
0
500
1000
1500
2000
2500
3000
3500
1990 1995 2000 2005 2010 2015 2020 2025 2030
Advanced Coal Generation
Distributed Energy Resources
Plug-In Hybrid Electric Vehicles
Carbon Capture & Storage
Nuclear Generation
Renewables
Efficiency
Technology

Key Climate Bills
Several bills and white papers and drafts are gaining support in Washington:
• Bingaman-Specter (S. 1766, the Low Carbon Economy Act of 2007)
Economy-wide: All major GHG producing sectors
o Point of regulation: Oil and natural gas refineries and coal-fired generators
Increasing auction of allowances
o Allowance allocations include: 9% to states, 53% to industry declining 2% per year starting in 2017, 5% set aside for agricultural
o Safety Valve: Price of allowances capped at $12/tonne of CO2 (“technology accelerator payment”) starting in 2012 and increasing 5% per year above inflation rate
• Lieberman-Warner (S. 2191, America’s Climate Security Act of 2007)
Major vehicle for action in the U.S. Senate Environment and Public Works Committee
Economy-wide: All major GHG producing sectors
o Point of regulation: Electric power sector- large generators; Industrial sector: Large facilities emitting more than 10,000 tonnes per year
o Increasing auction of allowances
o Allowance allocations include: 4% to states, 19% to power plants (transitions to zero in 2034), 20% to industry, 10% to electricity load-serving entities
o Creates Carbon Market Efficiency Board to allow for borrowing of future year allowances with payback;
limited authority to oversee market
• Dingell-Boucher White Paper
Reduce emissions by 60% to 80% by 2050
Best achieved by a cap-and-trade system

73 Key Assumptions, Projected 2007 Credit Measures & GAAP Reconciliation

Projected 2007 Key Credit Measures
62% – 52% 52% 53%
Rating Agency Debt Ratio
Adjusted Book Debt Ratio: 49%
12% – 20% 18% 17% FFO / Debt
2.5x – 3.5x A 4.4x 4.4x FFO / Interest PECO:
52% – 42% 58% 61%
Rating Agency Debt Ratio
Adjusted Book Debt Ratio: 43%
25% – 40% 12% 10% FFO / Debt
3.5x – 5.5x BBB 3.0x 3.0x FFO / Interest ComEd:
52% – 42% 40% 58%
Rating Agency Debt Ratio
Adjusted Book Debt Ratio: 38%
25% – 40% 79% 41% FFO / Debt
3.5x – 5.5x BBB+ 12.4x 6.5x FFO / Interest Generation:
63%
28%
5.6x
Without PPA &
Pension / OPEB
55% – 45% 70%
Rating Agency Debt Ratio
Adjusted Book Debt Ratio: 54%
20% – 30% 22% FFO / Debt
3.2x – 4.5x BBB 4.6x FFO / Interest
Exelon Cons:
“BBB” Target
Range
(3)
S&P Credit
Ratings
(2)
With PPA &
Pension / OPEB
(1)
Notes: Projected credit measures reflect impact of Illinois electric rates and policy settlement.  Exelon, ComEd and PECO metrics exclude securitization debt.  See following slide for
FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to GAAP.
(1) Reflects S&P updated guidelines, which include imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits
(OPEB) obligations, and capital adequacy for energy trading.  Debt is imputed for estimated pension and OPEB obligations by operating company.
(2) Current senior unsecured ratings for Exelon and Generation and senior secured ratings for ComEd and PECO as of 10/31/07.
(3) Based on S&P Business Profiles: 7 for Exelon, 8 for Generation and ComEd, and 4 for PECO.
Exelon’s balance sheet is strong

FFO Calculation and Ratios (updated)
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
+ Gain on Sale, Extraordinary Items and Other Non-Cash Items
(3)
+ Change in Deferred Taxes
+ Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest
Add back non-cash items:
Net Income
= Adjusted Interest
+ 7% of Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA), unfunded Pension and Other Postretirement Benefits (OPEB)
obligations, and Capital Adequacy for Energy Trading
(2)
, as applicable
- PECO Transition Bond Interest Expense
Net Interest Expense (Before AFUDC & Cap. Interest)
Adjusted Interest
FFO+ Adjusted Interest
FFO Interest Coverage
+ Capital Adequacy for Energy Trading
(2)
FFO
= Adjusted Debt
+ PV of Operating Leases
+ 100% of PV of Purchased Power Agreements
(2)
+ Unfunded Pension and OPEB obligations
(2)
+ A/R Financing
Add off-balance sheet debt equivalents:
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt
(1)
FFO Debt Coverage
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
- Goodwill
Total Adjusted Capitalization
= Rating Agency Debt
+ ComEd Transition Bond Principal
Balance
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
Rating Agency Capitalization
Rating Agency Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Total Adjusted Capitalization
Adjusted Book Debt
Debt to Total Cap
Note: Updated to reflect revised S&P guidelines and company forecast.  FFO and Debt related to non-recourse debt are excluded from the calculations.
(1) Use current year-end adjusted debt balance.
(2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital
Adequacy for Energy Trading.
(3) Reflects depreciation adjustment for PPAs and decommissioning interest income and contributions.

GAAP EPS Reconciliation 2000-2002
2000 GAAP Reported EPS
$1.44
Change in common shares (0.53)
Extraordinary items (0.04)
Cumulative effect of accounting change --
Unicom pre-merger results 0.79
Merger-related costs 0.34
Pro forma merger accounting adjustments (0.07)
2000 Adjusted (non-GAAP) Operating EPS $1.93
2001 GAAP Reported EPS
$2.21
Cumulative effect of adopting SFAS No. 133 (0.02)
Employee severance costs 0.05
Litigation reserves 0.01
Net loss on investments 0.01
CTC prepayment (0.01)
Wholesale rate settlement (0.01)
Settlement of transition bond swap --
2001 Adjusted (non-GAAP) Operating EPS $2.24
2002 GAAP Reported EPS $2.22
Cumulative effect of adopting SFAS No. 141 and No. 142 0.35
Gain on sale of investment in AT&T Wireless (0.18)
Employee severance costs 0.02
2002 Adjusted (non-GAAP) Operating EPS $2.41

2004 GAAP Reported EPS $2.78
Charges associated with debt repurchases 0.12
Investments in synthetic fuel-producing facilities (0.10)
Employee severance costs 0.07
Cumulative effect of adopting FIN 46-R (0.05)
Settlement associated with the storage of spent nuclear fuel (0.04)
Boston Generating 2004 impact (0.03)
Charges associated with investment in Sithe Energies, Inc. 0.02
Charges related to the now terminated merger with PSEG 0.01
2004 Adjusted (non-GAAP) Operating EPS $2.78
2003 GAAP Reported EPS $1.38
Boston Generating impairment 0.87
Charges associated with investment in Sithe Energies, Inc. 0.27
Employee severance costs 0.24
Cumulative effect of adopting SFAS No. 143 (0.17)
Property tax accrual reductions (0.07)
Enterprises’ Services goodwill impairment 0.03
Enterprises’ impairments due to anticipated sale 0.03
March 3 ComEd Settlement Agreement 0.03
2003 Adjusted (non-GAAP) Operating EPS $2.61
GAAP EPS Reconciliation 2003-2005
2005 GAAP Reported EPS $1.36
Investments in synthetic fuel-producing facilities (0.10)
Charges related to the now terminated merger with PSEG 0.03
Impairment of ComEd’s goodwill 1.78
2005 financial impact of Generation’s investment in Sithe (0.03)
Cumulative effect of adopting FIN 47
2005 Adjusted (non-GAAP) Operating EPS
0.06
$3.10

GAAP Earnings Reconciliation
Year Ended December 31, 2006
776 - - 776 - Impairment of ComEd’s goodwill
(52) - - (52) - Recovery of debt costs at ComEd
(89) - - - (89) Nuclear decommissioning obligation reduction
(95) - - (95) - Recovery of severance costs at ComEd
$(83)
-
1
36
24
-
$(144)
Other
$2,175
1
18
58
24
(58)
$1,592
Exelon
$455
-
4
10
-
-
$441
PECO
$528
-
4
4
-
3
$(112)
ComEd ExGen
(in millions)
9 Severance charges
8 Charges related to now terminated merger with PSEG
$1,275 2006 Adjusted (non-GAAP) Operating Earnings (Loss)
1 Impairment of Generation’s investments in TEG and TEP
- Investments in synthetic fuel-producing facilities
(61) Mark-to-market adjustments from economic hedging activities
$1,407 2006 GAAP Reported Earnings (Loss)
Note: Amounts may not add due to rounding.

GAAP EPS Reconciliation
Year Ended December 31, 2006
$3.22 (0.11) 0.67 $0.78 $1.88
2006 Adjusted (non-GAAP) Operating EPS
$2.35 (0.21) 0.65 (0.17) $2.08 2006 GAAP Reported EPS
-
-
-
-
-
0.05
0.04
-
Other
(1)
(0.14)
1.15
(0.08)
-
0.01
0.01
-
-
ComEd
(1)
-
-
-
(0.13)
0.01
0.01
-
(0.09)
ExGen
(1)
-
-
-
-
0.01
0.01
-
-
PECO
(1)
Exelon
1.15 Impairment of ComEd’s goodwill
(0.08) Recovery of debt costs at ComEd
0.03 Severance charges
(0.13) Nuclear decommissioning obligation reduction
(0.14) Recovery of severance costs at ComEd
0.09 Charges related to now terminated merger with PSEG
0.04 Investments in synthetic fuel-producing facilities
(0.09) Mark-to-market adjustments from economic hedging activities
Note: Amounts may not add due to rounding.
(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS.

GAAP EPS Reconciliation
Nine Months Ended September 30, 2006
$2.50 Q3 2006 YTD Adjusted (non-GAAP) Operating EPS
(0.08) Recovery of debt costs at ComEd
1.15 Impairment of ComEd's goodwill
0.02 Severance charges
(0.13) Nuclear decommissioning obligation reduction
0.09 Charges related to now terminated merger with PSEG
0.08 Investments in synthetic fuel-producing facilities
(0.11) Mark-to-market adjustments from economic hedging activities
$1.48 Q3 2006 YTD GAAP Reported EPS

GAAP EPS Reconciliation
Nine Months Ended September 30, 2007
$3.31 Q3 2007 YTD Adjusted (non-GAAP) Operating EPS
(0.01) Sale of Generation's investments in TEG and TEP
0.14 2007 Illinois electric rate settlement
(0.01) Settlement of a tax matter at Generation related to Sithe
(0.03) Nuclear decommissioning obligation reduction
(0.10) Investments in synthetic fuel-producing facilities
0.12 Mark-to-market adjustments from economic hedging activities
$3.20 Q3 2007 YTD GAAP Reported EPS

2007/2008 Earnings Outlook
Exelon’s outlook for 2007/2008 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following:
• mark-to-market adjustments from economic hedging activities
• significant impairments of intangible assets, including goodwill
• significant changes in decommissioning obligation estimates
• investments in synthetic fuel-producing facilities
• costs associated with the Illinois electric rate settlement, including
ComEd’s previously announced customer rate relief programs
• gains or losses on the State Line Energy, L.L.C. and Tenaska Georgia
Partners, LP transactions (2007 only)
• other unusual items which the Company is unable to forecast
• significant future changes to GAAP
Both our operating earnings and GAAP earnings guidance are
based on the assumption of normal weather

Net income (loss)
+/- Cumulative effect of changes in accounting principle
+/- Discontinued operations
+/- Minority interest
+   Income taxes
Income (loss) from continuing operations before income taxes and minority interest
+  Interest expense
+  Interest expense to affiliates
- Interest income from affiliates
+  Depreciation and amortization
Earnings before interest, taxes, depreciation and amortization (EBITDA)
Reconciliation of Net Income to
EBITDA

Exelon Investor Relations Contacts
Inquiries concerning this presentation should
be directed to:
Exelon Investor Relations
10 South Dearborn Street
Chicago, Illinois 60603
312-394-2345
312-394-4082 (Fax)
For copies of other presentations,
annual/quarterly reports, or to be added to our
email distribution list please contact:
Felicia McGowan, Executive Admin Coordinator
312-394-4069
Felicia.McGowan@ExelonCorp.com
Investor Relations Contacts:
Chaka Patterson, Vice President
312-394-7234
Chaka.Patterson@ExelonCorp.com
JaCee Burnes, Director
312-394-2948
JaCee.Burnes@ExelonCorp.com
Marybeth Flater, Manager
312-394-8354
Marybeth.Flater@ExelonCorp.com
Len Epelbaum, Principal Analyst
312-394-7356
Len.Epelbaum@ExelonCorp.com